                                                                   EXHIBIT 10.16

                        CONSULTING ENGAGEMENT AGREEMENT


This Consulting Engagement Agreement (the" Agreement") is made effective as of May 14, 1998, (the "Commencement Date") between The Brenner Group LLC, a California limited liability company, with its principal place of business located at 20195 Stevens Creek Blvd., St. 110, Cupertino, CA 95014-2357 ("Consultant") and Raster Graphics Incorporated, a Delaware corporation, with its principal place of business located at 3025 Orchard Parkway, San Jose, CA 95134 ("Client").

                                   RECITALS

A. Consultant is in the business of providing management services to client companies in all areas of business operations.

B.  Client is in need of assistance in the form provided by Consultant.

C. Consultant and Client desire to enter into a consulting arrangement upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.  ENGAGEMENT:  Client agrees to engage Consultant under the terms of this
    -----------
    Agreement, and Consultant agrees to accept such engagement. Consultant, or its representative shall be available to Client according to the time or the projects specified in Exhibit A, attached hereto and made a part of this Agreement by reference herein.

2.  TERM AND TERMINATION:  Consultant's engagement pursuant to this Agreement
    ---------------------
    shall commence on May 14, 1998 and continue until September 30, 1998, unless terminated earlier, as provided herein (the "Term"). At the end of the Term, this Agreement shall automatically be extended for periods of three
    (3) months each, unless one party gives the other party one (1) month notice of their intent to not extend the Agreement. During the first five (5) days after the effective date of this Agreement, either party may terminate this Agreement with one day notice. Other than for the reasons described in
    Section 4, below, either party may terminate this Agreement during the Term, or any extensions thereof, by giving the other party one (1) month written notice of their intent to so terminate.

3.  COMPENSATION: As compensation for services rendered by Consultant pursuant
    -------------
    to this Agreement, Client shall pay Consultant the sum(s) as shown on Exhibit A, plus reimbursement for any expenses incurred on Client's behalf. If Consultant uses his automobile on Client's behalf, Client shall reimburse Consultant for actual miles traveled at the rate of $0.32 per mile. Client and Consultant agree that Exhibit A may be modified from time to time, and such modifications shall be made a part of this Agreement when executed by both parties.

4.  PERSONNEL: Client and Consultant agree that Consultant is not in the
    ---------
    business of providing a recruiting or placement service for permanent positions. However, if Client wishes to offer employment to any of Consultant's representatives, and if the representative wishes to accept such employment, Consultant has the right to invoice Client, and Client will promptly pay, a fee as shown in the following table:


       ----------------------------------------------------------------------------
       Period after the Effective Date of the Agreement     % of estimated first
                                                            year's compensations
       ----------------------------------------------------------------------------
       Within the first six (6) months                            50%
       ----------------------------------------------------------------------------
       Between seven (7) months and nine (9) months               40%
       ----------------------------------------------------------------------------
       After the commencement of the tenth (10th) month           30%
      ----------------------------------------------------------------------------

5.  INVOICING AND PAYMENT: Consultant shall invoice Client as of the fifteenth
    ----------------------
    and last day of each month for services performed pursuant to this Agreement. Client shall pay Consultant's invoice, in full, within five (5) business days of the date of Consultant's invoice. If Client does not pay Consultant pursuant to these terms, Consultant shall have the right to receive a retainer, as described in Paragraph 6, below.

6.  RETAINER: If Consultant has the right, pursuant to Paragraph 5, above, to
    ---------
    receive a retainer form Client, and further, if Consultant requests such retainer, Client shall pay Consultant a retainer (the "Retainer") upon written demand from Consultant. Such retainer shall approximate Consultant's best estimate of one half month's worth of Consultant's charges working on Client's matters. Client agrees that such retainer shall be replenished to an amount equal to the following one half month's projected amount due for projected services during such period. Any retainer remaining shall be applied against the final invoice pursuant to this Agreement.

 .   STATUS: Consultant is engaged by Client as an independent contractor, and
    -------
    not as an employee. As such, Consultant is solely responsible for and will make proper and timely payment of any and all taxes on amounts paid to him by Client, including, if applicable, estimated state and federal income taxes, self employment taxes, state disability insurance taxes and the like. Consultant will not receive or participate in any of Client's employee health insurance or any other employee fringe benefit programs, and Consultant will not be covered by Client's workers' compensation and other insurance policies.

8.   PROPRIETARY INFORMATION AND INVENTIONS: Consultant understands that certain
     ---------------------------------------
     proprietary information of Client's may be disclosed to him during the term of this Agreement. Unless such information was known to him prior to such disclosure, or becomes part of the public domain, Consultant agrees not to disclose such information to third parties for a period of twenty four months, without prior written consent of the Client. Consultant acknowledges that, if requested by Client, he will sign an additional and separate Non-Disclosure Agreement with Client.

9.   NO AUTHORITY: Consultant does not have, and is not granted by this
     -------------
     Agreement, any express or implied right or authority to assume or create any obligations on behalf of, or in the name of, Client; or to bind Client to, or enter into, directly or indirectly, any contract, agreement or undertaking with any third party. If Client wishes to grant such authority to Consultant, Client shall issue such authority to Consultant in writing prior to Consultant taking any such action.

10.  INDEMNITY: Client shall offer indemnification to Consultant in a manner
     ----------
     that is acceptable to both parties.

11.  MISCELLANEOUS:
     --------------

   A. ASSIGNMENT: This Agreement may not be assigned by either party hereto
      -----------
      without the prior written consent of the other.

   B. ADDITIONAL PERSONNEL: Consultant may use additional personnel to support
      ---------------------
      the requirements of Client under this Agreement. The additional personnel will only be used after Client has agreed in writing to: (a) such addition; (b) the compensation for such addition; (c) the term of such addition, and (d) such addition is made a part of this Agreement by an amendment to Exhibit A and executed by both parties.

   C. GOVERNING LAW: This Agreement shall be governed by and construed in
      --------------
      accordance with the laws of the State of California.

D.  NOTICES: All notices hereunder shall be in writing, and shall be deemed
    -------
    given upon personal delivery or upon placing in the United States postal service First Class delivery system, to the addresses set forth below:

    IF TO CONSULTANT:                        IF TO CLIENT:
       Richard M. Brenner                      Rak Kumar
       Managing Director                       President & C.E.O.
       The Brenner Group LLC                   Raster Graphics Incorporated
       20195 Stevens Creek Blvd., St. 110      3025 Orchard Parkway
       Cupertino, CA 95014                     San Jose, CA 95134

    Either party may change its notice address by written notice to the other in accordance herewith.

E.  AMENDMENT; ENTIRE AGREEMENT: This Agreement may be amended only in writing,
    ---------------------------
    and signed by both parties. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, and expressly terminates and supersedes any and all oral and or written understandings and agreements with regard to such subject matter.

F.  ATTORNEYS' FEES: If any action is brought hereunder, the prevailing party
    ---------------
    shall be entitled to reasonable attorneys' fees to be fixed by the court in such action.

G.  PARTIAL INVALIDITY:  If any provision of this Agreement is found to be
    ------------------
    invalid by any court or other authority, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.


IN WITNESS WHEREOF, the parties have executed this Agreement this 14th day of May, 1998, to be effective as of the fourteenth day of May, 1998.

CONSULTANT:                                         CLIENT:
----------                                          ------

/s/ Richard M. Brenner                                 /s/ Rak Kumar
--------------------------                          ----------------------------
        Signature                                            Signature

    Richard M. Brenner                                     Rak Kumar
--------------------------                          ----------------------------
          Name                                                  Name

     Managing Director                                    President & C.E.O.
--------------------------                          ----------------------------
          Title                                                  Title

   The Brenner Group LLC                            Raster Graphics Incorporated
--------------------------                          ----------------------------
         Company                                               Company

                                   EXHIBIT A

THE ASSIGNMENTS SHALL BE DEFINED AS:
------------------------------------
 . Consultant shall assist Client by performing duties normally associated with the Chief Financial Officer of Client, including SEC report preparation for Client's signature and managing the day to day accounting and finance functions of Client's business.

 . Consultant shall assist Client in such other matters as Client may reasonably request.

CONSULTANT'S RATES FOR SUCH SERVICES:
------------------------------------


              -----------------------------------------------------------------
                       Consultant's Representative                    Rate
              -----------------------------------------------------------------
               1.  Kathy J. Bagby, or equivalent                 $155 per hour
              -----------------------------------------------------------------

IN WITNESS WHEREOF, the parties have executed this Agreement this 14th day of May, 1998, to be effective as of the fourteenth day of May, 1998.


CONSULTANT:                                     CLIENT:
----------                                      ------
/s/ Richard M. Brenner                            /s/ Rak Kumar
------------------------------                  -------------------------------

    Richard M. Brenner                                    Rak Kumar
------------------------------                  -------------------------------
          Name                                              Name

      Managing Director                                 President & C.E.O
------------------------------                  -------------------------------
          Title                                               Title

     The Brenner Group LLC                        Raster Graphics Incorporated
------------------------------                  --------------------------------
          Company                                            Company

                                  EXHIBIT A-1


This Exhibit A-1 is hereby added to the Consulting Engagement Agreement (the "Agreement") between The Brenner Group LLC ("Consultant") and Raster Graphics Incorporated ("Client") dated as of May 14, 1998. All terms and conditions of the Agreement and this Exhibit A-1 shall continue to have the same meaning as in the original Agreement. The intent of this Exhibit A-1 is to provide for the additional compensation as described below. This Exhibit A-1 is an addition to the Agreement, and Exhibit A in the Agreement shall remain in full effect and force.

Consultant's additional rates for services:
-------------------------------------------

 .   Client wishes to incentivize Consultant to continue to assist Client in the management of its financial affairs. To accomplish this, Client agrees to pay Consultant a fee, which is in addition to any other fees which Consultant is entitled to pursuant to the Agreement, as more fully described below (Additional Fee). Such Additional Fee shall be payable to Consultant during the Term, and any extensions thereto, or at any time within six (6) months of any termination of the Agreement if Client's business is sold or merged or is re-capitalized (the "Transaction").

    . If the Transaction is $5 million or greater but less than $7 million, and occurs at any time prior to August 14, 1998, Consultant shall be entitled to an Additional Fee of $85,000, payable upon presentation of an invoice from Consultant to Client;

    . If the Transaction is $5 million or greater but less than $7 million, and occurs after August 14, 1998, Consultant shall be entitled to receive an Additional Fee of $85,000 plus $17,000 for any month (or fraction thereof), up to a maximum Additional Fee of $170,000, payable upon presentation of an invoice from Consultant to Client;

    . If the Transaction is greater than $7 million, and occurs at any time prior to August 14, 1998, Consultant shall be entitled to an Additional Fee of $100,000, payable upon presentation of an invoice from Consultant to Client;

    . If the Transaction is greater than $7 million, and occurs after August 14, 1998, Consultant shall be entitled to receive an Additional Fee of $100,000 plus $20,000 for any month (or fraction thereof), up to a maximum Additional Fee of $200,000, payable upon presentation of an invoice from Consultant to Client.

IN WITNESS WHEREOF, the parties have executed this Agreement this 22nd day of June, 1998, to be effective as of the fourteenth day of May, 1998.

Consultant:                                  Client:
-----------                                  -------

The Brenner Group LLC                        Raster Graphics Incorporated

/s/ Richard M. Brenner                       /s/ Rak Kumar
----------------------------                 ------------------------------
        Signature                                     Signature

    Richard M. Brenner                                 Rak Kumar
----------------------------                 ------------------------------
          Name                                          Name

     Managing Director                             President & C.E.O.
----------------------------                 ------------------------------
          Title                                         Title

                                   EXHIBIT B

This Exhibit B is hereby added to the Consulting Engagement Agreement (the "Agreement") between The Brenner Group LLC ("Consultant") and Raster Graphics Incorporated ("Client") dated as of May 14, 1998. All terms and conditions of the Agreement and this Exhibit B shall continue to have the same meaning as in the original Agreement. This Exhibit B is an addition to the Agreement, and Exhibit A and A-1 in the Agreement shall remain in full effect and force.

 .  The initial Term is hereby extended to November 13, 1998; and

 . The Retainer paid by Client to Consultant shall remain in the possession of Consultant until the earlier of the sale of Client's business (in which case the Retainer shall be applied against the Success Fee owed to Consultant by Client) or eighteen months from the last day services are performed under the Agreement. Consultant shall apply the Retainer to fees for any additional services requested as a result of any litigation support for Client, or for any securities or other shareholder investigation which requires Consultant's attention;

 .  As of November 13, 1998, the Success Fee which is payable by Client to
   Consultant in the event of a Transaction valued at greater than $7 million is $160,000. After November 13, 1998, if Consultant is utilized by Client for less than 80 hours per month, the Success Fee shall be increased by $10,000 per month, or portion thereof, instead of $20,000 per month. If Client utilizes Consultant for more than 80 hours per month, the success fee shall continue to increment by $20,000, as described in Exhibit A-1.


IN WITNESS WHEREOF, the parties have executed this Agreement this 28th day of September, 1998, to be effective as of the twenty eight day of September, 1998.

Consultant:                                        Client:
-----------                                        -------

THE BRENNER GROUP LLC                              RASTER GRAPHICS INCORPORATED

/s/  Richard M. Brenner                             /s/ Rak Kumar
----------------------------                       ----------------------
        Signature                                        Signature

    Richard M. Brenner                                  Rak Kumar
----------------------------                       ----------------------
         Name                                              Name

     Managing Director                               President & C.E.O.
----------------------------                       ----------------------
         Title                                             Title
                                  Page 1 of 1